Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V and

Ameritas Variable Separate Account VA-2

Supplement to:

Corporate Benefit VUL, Overture Applause!, Overture Applause! II,

Overture Bravo!, Overture Encore!, Overture Life SPVUL,

Overture Annuity and Overture Annuity III-Plus

Prospectuses Dated May 1, 2007

Overture Ovation!

Prospectus Dated May 1, 2008

Overture Annuity II, Overture Annuity III,

Overture Accent!, and Overture Acclaim!

Prospectuses Dated September 1, 2009

Medley!

Prospectus Dated May 1, 2013

Overture Medley®

Prospectus Dated May 1, 2016

Supplement Dated November 24, 2020

Effective October 15, 2020, the subadviser to the Invesco V.I. Global Core Equity Fund, Series I is Invesco Canada Ltd.

Accordingly, effective October 15, 2020, the list of variable investment options in your prospectus is revised to read as follows:

FUND NAME Portfolio Name – Subadviser(s)	INVESTMENT ADVISER Portfolio Type / Summary of Investment Objective
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
Invesco V.I. Global Core Equity Fund, Series I – Invesco Canada Ltd.	Long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

All other provisions of your Policy remain as stated in your Policy and prospectus, as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2477 11-20